                                                                 EXHIBIT 10.3

                               ADAC LABORATORIES
                               -----------------
                            1992 STOCK OPTION PLAN
                            ----------------------


     1.   PURPOSES OF PLAN.  The purposes of this 1992 Stock Option Plan of ADAC
          ----------------
Laboratories (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentives to key employees, officers, consultants and other persons whose efforts are deemed worthy of encouragement in order to promote the growth and success of the Company's business.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:
          -----------

          (a)  "BOARD" shall mean the Board of Directors of the Company.

          (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

          (d)  "COMPANY" shall mean ADAC Laboratories, a California corporation.

          (e) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) below, if one has been appointed.

          (f) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary of the Company to render consulting services.

          (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of services as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided that either such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (h) "EMPLOYEE" shall mean any person, including an officer or director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (i) "OFFICER" shall mean any person, including a director, employed by the Company or any Parent or Subsidiary of the Company who has been elected an officer of the Company by the Board of Directors and who is required to file periodic reports under Section 16(a) of the Securities Exchange Act of 1934.

          (j) "OPTION" or "OPTIONS" shall mean one or more stock options issued pursuant to the Plan. Options may be either "Incentive Options," which are defined as Options intended to meet the requirements of Section 422A of the Code and any regulations promulgated thereunder, or "Nonqualified Options," which are defined as Options not intended to meet such requirements.

          (k) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (l)  "OPTIONEE" shall mean a person who receives an Option.

          (m) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

          (n)  "PLAN" shall mean this 1992 Stock Option Plan.

          (o) "SHARE" shall mean a share of Common Stock, as may be adjusted in accordance with Section 11 below.

          (p) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3.   STOCK SUBJECT TO THE PLAN.  Subject to the provisions of Section 11
          -------------------------
below, the maximum aggregate number of shares that may be optioned and sold under the Plan is three million (3,000,000) shares of Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, then the unpur chased shares that were subject to the Option shall, unless the Plan has been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.
          --------------------------

          (A)  APPOINTMENT OF COMMITTEE.
               ------------------------

               (i) Before any Option under the Plan is granted to an Officer or Director of the Company, the Board shall appoint a Committee, comprised of not less than two (2) members of the Board, each of whom shall be a "disinterested person", as that term is defined from time to time in Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended. The Committee may be an existing committee of the Board or a new committee organized for the purpose of administering the Plan. Options granted to any person who is both an employee and a Director may be granted only by the Committee.

               (ii) An Option to an Officer may be granted by the Board if each member thereof is then a "disinterested person" (as hereinabove defined). Otherwise, an Option to an Officer may be granted only by the Committee.

               (iii) A Option to a person who is neither an Officer nor a Director may be granted by either the Board or the Committee.

               (iv) Subject to the foregoing, the Board may, from time to time, increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee. All actions of the Board or the Committee, if taken in accordance with the Company's Bylaws, shall be valid notwithstanding the fact that one or more of the members thereof do not constitute "disinterested persons", as hereinabove defined.

          (B)  POWERS OF THE BOARD.  Subject to the provisions of the Plan, the
               -------------------
Board and the Committee shall have the authority, in its discretion:

               (i) to determine, upon review of relevant information, the fair market value of the Common Stock;

               (ii) to determine the persons to whom Options shall be granted, the time or times at which Options shall be granted, the number of Shares to be represented by each Option and the exercise price per Share;

               (iii) to interpret the Plan;

               (iv) to prescribe, adopt, amend, and rescind rules and regulations relating to the Plan;

               (v) to determine whether an Option granted shall be an Incentive Option or a Nonqualified Option and to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, to modify or amend each

          Option;

               (vi) to determine the exercise date(s) and the number of shares exercisable at each such date, and to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

               (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously approved by the Board or the Committee;

               (viii) to reduce the exercise price of outstanding Options if the fair market value of the shares subject to any such Option is more than twenty percent (20%) below the existing exercise price of such Option and, in connection therewith, to maintain or modify the existing, or commence a new, vesting schedule and, if required in connection therewith, to reclassify Incentive Options to Nonqualified Options;

               (ix) to make such adjustments to Options granted under the Plan to enable them to comply with the laws of foreign jurisdictions and/or to make them consistent with options customarily utilized by companies in foreign jurisdictions; and

               (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (C)  EFFECT OF DECISIONS.  All decisions, determinations, and
               -------------------
interpretations of the Board or the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   ELIGIBILITY.  Options may be granted only to Employees, Officers,
          -----------
Consultants or other persons whose efforts are deemed by the Board or the Committee to be worthy of encouragement in order to promote the growth and success of the Company. A person who has been granted an Option may, if he/she is otherwise eligible, be granted an additional Option or Options. Options under the Plan may not be granted to any non-employee director.

          Neither the Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his/her right or the Company's right to terminate his/her employment at any time, with or without cause.

     6.   TERM OF PLAN.  The Plan shall continue in effect for a term of ten
          ------------
(10) years unless sooner terminated under Section 13 below. Options may be granted hereunder immediately.

     7.   TERM OF OPTION.  The term of any Incentive Option granted under the
          --------------
Plan shall be for a period of not to exceed ten (10) years from the date on which it is granted, as determined by the Board of Directors or the Committee; provided, however, that any Incentive Option granted to any person who owns shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of a Subsidiary of the Company shall have a term of not to exceed five (5) years. The term of a Nonqualified Option may be infinite or for a specific term.

     8.   EXERCISE PRICE AND CONSIDERATION.
          --------------------------------

          (A)  EXERCISE PRICE.  The per share exercise price for the Shares to
               --------------
be issued pursuant to the exercise of an Incentive Option shall not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant as determined by the Board or the Committee; provided, however, that any Incentive Option granted to any person who owns shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of a Subsidiary thereof shall have a per share exercise price of one hundred ten percent (110%) of the fair market value of the Company's Common Stock on the date of grant as determined by the Board or the Committee. The per share exercise price for Shares to be issued pursuant to the exercise of a Nonqualified Option shall not be less than eighty-five percent (85%) of the fair market value of the Company's Common Stock on the date of grant as determined by the Board or the Committee.

          (B)  FAIR MARKET VALUE.  The fair market value shall be determined by
               -----------------
the Board or the Committee in its discretion; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be, in the event the Common Stock is listed on the NASDAQ National Market System or on a stock exchange, the closing price on such National Market System or exchange on the date of grant of the Option, as reported in the "Wall Street Journal", and, if not so listed, fair market value shall be the mean of the bid and asked prices of the Common Stock on the date of the grant, as reported in the "Wall Street Journal" (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System).

          (C)  CONSIDERATION.  The consideration to be paid for the Shares to be
               -------------
issued upon exercise of an Option, including the method of payment, shall be determined by the Board or the Committee and may consist entirely of cash, check, promissory note or shares of Company Common Stock (which must have been held for at least six (6) months) having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised, or any combination of such methods of payment, or other consideration and method of payment for the issuance of Shares to the extent permitted under Section 408 and 409 of the California General Corporation Law. In making its determination as to the type of consideration to accept, the Board or the Committee shall consider whether such consideration may be reasonably expected to benefit the Company.

          (D)  RE-LOAD OPTION.  Whenever an Optionee exercises an Option by
               --------------
surrendering already-owned shares to pay all or a portion of the exercise price, if the Option Agreement so provides or if permitted by the Board or the Committee, at its discretion, at the time of such exercise, the Optionee shall receive a new Option for the purchase of a number of Shares equal to the number of Shares so surrendered, and such new Option shall have an exercise price of not less than the fair market value of a Share of Common Stock on the date of such surrender and shall vest and become exercisable as may be determined by the Board or the Committee.

          (E)  WITHHOLDING TO PAY TAXES.  Option Agreements under the Plan may
               ------------------------
contain a provision to the effect that all Federal and state taxes required to be withheld or collected from an Optionee upon exercise of an Option may be satisfied by either (i) delivering outstanding shares of Common Stock of the Company previously owned for six (6) months by the Optionee or (ii) the withholding of a sufficient number of exercised Option shares which, valued at fair market value on the date of exercise, would be equal to the total withholding obligation of the Optionee; provided, however, that no person who is an "officer" of the Company, as such term is defined in Rule 3b-2 under the Securities Exchange Act of 1934, may elect to satisfy the withholding of Federal and state taxes upon the exercise of an Option by the withholding of Optioned Stock unless such election is made either (i) at least six months prior to the date that the exercise of the Option becomes a taxable event or (ii) during any of the periods beginning on the third business day following the date on which the Company releases publicly the operating results of a fiscal quarter or fiscal year and ending on the twelfth (12th) business day following such date. Such election shall be deemed made upon receipt of notice thereof by an officer of the Company, by mail, personal delivery or by facsimile message, and shall be operative for all Option exercises which occur following the election, until terminated by a notice revoking such withholding election (such termination shall become effective six (6) months after the date of such new notice).

     9.   EXERCISE OF OPTION.
          ------------------

          (A)  PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.
               -----------------------------------------------

               (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee, including performance criteria with respect to the Company and/or the Optionee, and as otherwise permissible under the terms of the Plan.

               (ii)   An Option may not be exercised for a fraction of a Share.

               (iii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company; provided, however, that the Board or the Committee may prescribe and adopt rules and procedures allowing an Optionee to exercise an Option and sell the Optioned Stock simultaneously (or on the same business day) under circumstances which provide reasonable certainty that the Company will receive the Option exercise price by the settlement date of the sale of the Optioned Stock. Until the issuance (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 below.

               (iv) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for exercise under the Option, by the number of Shares as to which the Option is exercised.

          (B)  TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT.
               -------------------------------------------------------------

               (i) Except as set forth in Section 9(b)(ii) below, if an Employee or Consultant ceases his/her Continuous Status as an Employee or Consultant (as the case may be), he/she may, but only within ninety (90) days (or, with respect to Nonqualified Options, such longer period of time as may be determined by the Board or the Committee), after the date he/she ceases to have such Continuous Status, exercise his/her Option to the extent that he/she was entitled to exercise it at the date of such termination.

               (ii) Notwithstanding the provisions of Section 9(b)(i) above, if the holder of an Option (A) is terminated due to Optionee's willful refusal to perform the normal and/or reasonable duties and responsibilities delegated to Optionee as an Employee of the Company, (B) is terminated due to Optionee's expropriation of Company property (including trade secrets or other proprietary rights), or (C) leaves the employment of the Company in order to directly (or indirectly, as an employee or agent of another business or business entity) compete with the Company, the Board or the Committee shall have the authority, by notice to the holder of an Option, to immediately terminate such Option, effective on the date of termination, and such Option shall no longer be exercisable to any extent whatsoever.

          (C)  RETIREMENT.  Notwithstanding the provisions of Section 9(a)
               ----------
above, if an Optionee ceases Continuous Status as an Employee or Consultant as a result of retiring as an active Employee or Consultant of the Company at age 62 or older, such ninety-day period shall be extended to one (1) year. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

          (D)  DISABILITY.  Notwithstanding the provisions of Section 9(a)
               ----------
above, in the event an Employee or Consultant is unable to continue his/her employment or consulting relationship (as the case may be) with the Company as a result of his/her total and permanent disability (as defined in Section 105(d)(4) of the Code), he/she may, but only within a period of up to twenty-four (24) months (or such shorter or longer period of time as is determined by the Board or the Committee or as set forth in the Option Agreement) from the date of termination, exercise the Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if

Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

          (E)  DEATH OF OPTIONEE.  In the event of the death of an Optionee
               -----------------
which occurs during the time in which an Option may be exercised, such Option may be exercised at any time within two (2) years following the date of death or such shorter period as may be set forth in the Option Agreement, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant for two (2) years after the date of death.

          (F)  DESIGNATION OF BENEFICIARY.  Notwithstanding anything in the Plan
               --------------------------
to the contrary, any Option Agreement issued under the Plan may provide for the designation of a beneficiary of the Optionee (which may be an individual or a trust) who may exercise the Option after the Optionee's death and enjoy the economic benefits thereof, subject to the consent of Optionee's spouse if required by law.

     10.  NON-TRANSFERABILITY OF OPTIONS.
          ------------------------------

          Options shall not be transferable by the holder thereof otherwise than
(i) by will, (ii) pursuant to the laws of descent and distribution or (iii) if then permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act (ERISA), or the rules thereunder; provided, however, that an Optionee may designate a beneficiary who, upon Optionee's death, may exercise the Option to the extent permitted in Section 9 of the Plan.

     11.  ADJUSTMENTS.
          -----------

          (A)  STOCK SPLITS, DIVIDENDS AND OTHER COMBINATIONS.  Subject to any
               ----------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (B)  DISSOLUTION OR LIQUIDATION.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, each Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or the Committee. The Board or the Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board or the Committee and give each Optionee the right to exercise his/her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (C)  SALE OF ASSETS OR MERGER.  In the event of a proposed sale of all
               ------------------------
or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option (containing the same vesting schedule and equivalent exercise price) shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board or the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, then the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

          (D)  CHANGE IN CONTROL.  Upon a Change in Control (as defined below),
               -----------------
which is not approved by the vote of a majority of the directors then in office, all Optionees shall have the right to exercise Options as to all Optioned Stock, including Optioned Stock which would not otherwise be exercisable. For purposes of this Agreement, a "Change in Control" shall mean any event in which (i) any "person" or "group" (as defined in or pursuant to Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the voting power of the Common Stock outstanding which votes generally for the election of directors; (ii) as a result of market or corporate transactions or stockholder action, the individuals who constitute the Board of Directors of the Company at the beginning of any period of twenty-four (24) consecutive months, plus any new directors whose election by such Board or nomination for election by the stockholders of the Company is approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of such period of twenty-four (24) consecutive months, cease for any reason during such period of twenty-four (24) consecutive months to constitute at least two-thirds of the members of such Board; or (iii) the Company or any of its subsidiaries sells, in one or more transactions other than in the ordinary course of business, assets constituting all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis. Notwithstanding the above, the following events shall not constitute a Change in Control: (1) any acquisition of beneficial ownership pursuant to a will or the laws of descent and distribution;
(2) or any acquisition of beneficial ownership pursuant to (a) a reclassification, however effected, of the Company's authorized Common Stock, or
(b) a corporate reorganization involving the Company or any of its subsidiaries which does not result in a material change in the ultimate ownership by the stockholders of the Company (through their ownership of the Company or the successor to the Company resulting from the reorganization) of the assets of the Company and its subsidiaries, if such reclassification or reorganization is approved by the Company's Board of Directors, a majority of whom are disinterested directors.

     12.  SPECIAL PROVISIONS RELATING TO INCENTIVE OPTIONS.  The Company shall
          ------------------------------------------------
not grant Incentive Options under the Plan to any Optionee to the extent that the aggregate fair market value of the Common Stock covered by such Incentive Options which are exercisable for the first time during any calendar year, when combined with the aggregate fair market value of all stock covered by incentive stock options granted to such Optionee after December 31, 1986 by the Company, its Parent or a Subsidiary thereof which are exercisable for the first time during the same calendar year, exceeds $100,000. Incentive Options shall be granted only to persons who, on the date of grant, are Employees of the Company or a Parent or a Subsidiary of the Company. Notwithstanding the above, to the extent the fair market value of Shares subject to

Incentive Stock Options first exercisable in a calendar year is greater than $100,000, the excess Options shall be treated as Non-qualified Options.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.
          -------------------------------------

          (A)  AMENDMENT AND TERMINATION.  The Board or the Committee may at any
               -------------------------
time suspend, amend or terminate the Plan with or without shareholder approval; provided, however, that if the Plan has been previously approved by the shareholders, no amendment or modification may be adopted without shareholder approval if the amendment would (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan or (iii) materially modify the requirements as to the eligibility for participation in the Plan.

          (B)  EFFECT OF AMENDMENT OR TERMINATION.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board or the Committee, which agreement must be in writing and signed by the Optionee and the Company.

     14.  CONDITIONS UPON ISSUANCE OF SHARES.
          ----------------------------------

          (A)  COMPLIANCE WITH SECURITIES LAWS.  Shares shall not be issued
               -------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto complies with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. The exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (B)  INVESTMENT REPRESENTATION.  As a condition to the exercise of an
               -------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  RESERVATION OF SHARES.  The Company, during the term of
          ---------------------
the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  OPTION AGREEMENTS.  Options shall be evidenced by written Option
          -----------------
Agreements in such form as the Board or the Committee shall approve.

     17.  SHAREHOLDER APPROVAL.  The Plan shall become effective when approved
          --------------------
by the Board or any committee thereof having authority to do so. The Plan may be submitted to the shareholders for approval, but the lack of such shareholder approval shall not affect the validity or effectiveness of any Option granted hereunder.


                                             Adopted and Approved
                                             Effective July 8, 1992

                               AMENDMENT NO. 1 TO
                               ------------------
                               ADAC LABORATORIES
                               -----------------
                             1992 STOCK OPTION PLAN
                             ----------------------



     The 1992 Stock Option Plan of ADAC Laboratories (the "Plan") is hereby amended, effective immediately, as follows:

     1. Section 4(b)(viii), providing for the reduction of the exercise price of outstanding options under certain circumstances, is hereby deleted.

     2. The last full sentence of Section 8(a) of the Plan, providing for the determination of the exercise price of stock options granted, is hereby amended to read in full as follows:

          "The per share exercise price for Shares to be issued pursuant to the exercise of a Nonqualified Option shall not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant as determined by the Board or the Committee."

     3.   In all other respects the Plan is hereby ratified and confirmed.

     4. The amendments to the Plan herein set forth have been approved and are effective as of the fifteenth (15th) day of March, 1993.

                              By order of the Board of Directors:



                              By     /s/ Stanley D. Czerwinski
                                 ---------------------------------
                              Stanley D. Czerwinski,
                              Chairman of the Board

                                AMENDMENT NO. 2
                                ---------------
                                       TO
                                       --
                               ADAC LABORATORIES
                               -----------------
                             1992 STOCK OPTION PLAN
                             ----------------------



     The 1992 Stock Option Plan of ADAC Laboratories (the "Plan") is hereby amended, effective immediately, as follows:

     1. Section 3, providing for the number of shares subject to the Plan, is hereby amended to provide that the maximum aggregate number of shares that may be optioned and sold under the Plan is 1,666,000 shares of Common Stock (such number reflects the prior 1-for-3 reverse stock split).

     2.   In all other respects the Plan is hereby ratified and confirmed.

     3. The amendments to the Plan herein set forth have been approved by the Board of Directors on November 3, 1993 and approved by the shareholders on March 2, 1994, and are effective as of such later date.

                                 By order of the Board of Directors:



                                 By  /s/ Stanley D. Czerwinski
                                    --------------------------------
                                 Stanley D. Czerwinski,
                                 Chairman of the Board

                                AMENDMENT NO. 3
                                ---------------
                                       TO
                                       --
                               ADAC LABORATORIES
                               -----------------
                             1992 STOCK OPTION PLAN
                             ----------------------


     The 1992 Stock Option Plan of ADAC Laboratories (the "Plan") is hereby amended, effective immediately, as follows:

     1. Section 3, providing for the number of shares subject to the Plan, is hereby amended to provide that the maximum aggregate number of shares that may be optioned and sold under the Plan is 2,446,000 shares of Common Stock

     2. Section 5, entitled "Eligibility," is hereby amended to change the title to "Eligibility; Maximum Annual Limitation" and to add a new last sentence to the first paragraph as follows:

               "The aggregate number of shares of Common Stock with respect to which Options may be granted to any one Optionee shall not exceed 300,000 shares in any calendar year, subject to adjustment in accordance with
     Section 11."

     3. The first sentence of Section 4(a)(i), entitled "Administration of the Plan -- (a) Appointment of Committee," is hereby amended as follows:

               "(i) Before any Option under the Plan is granted to an Officer or Director of the Company, the Board shall appoint a Committee, comprised of at least two (2) members of the Board, each of whom shall be "disinterested," as that term is defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and, in addition, as may be further defined under Section 162 (m) of the Internal Revenue Code of 1986."

     4.   In all other respects the Plan is hereby ratified and confirmed.

     5. The amendments to the Plan herein set forth have been approved by the Board of Directors on November 2, 1994 and approved by the shareholders on March 1, 1995, and are effective as of such later date.

                              By order of the Board of Directors:


                              By /s/ Stanley D. Czerwinski
                                 ---------------------------------
                              Stanley D. Czerwinski,
                              Chairman of the Board

                                AMENDMENT NO. 4
                                ---------------
                                      TO
                                      --
                               ADAC LABORATORIES
                               -----------------
                            1992 STOCK OPTION PLAN
                            ----------------------



          The 1992 Stock Option Plan (the "Plan") of ADAC Laboratories, a California corporation (the "Company"), is hereby amended as follows:

          1. Section 10, entitled "Non-Transferability of Options," is hereby amended as follows:

               Options shall not be transferable by the holder thereof otherwise than (i) by will, (ii) pursuant to the laws of descent and distribution, or (iii) pursuant to a division of property resulting from a dissolution of marriage, whether pursuant to a qualified domestic relationship order, stipulation between the option holder and spouse or otherwise; provided, however, that an Optionee may designate a beneficiary who, upon Optionee's death, may exercise the Option to the extent permitted in Section 9 of the Plan.

          2. Except as amended above, in all other respects the Plan is hereby ratified and confirmed. The above amendment shall be deemed effective and applicable to all future grants of options and all presently outstanding option grants under the terms of the Plan.

          3. The amendment to the Plan herein set forth have been approved by the Board of Directors on June 11, 1995 and is effective as of such date.

                              By order of the Board of Directors:


                              By: /s/ David L. Lowe
                                  ---------------------------------
                                  David L. Lowe,
                                    Chief Executive Officer

                                AMENDMENT NO. 5
                                ---------------
                                       TO
                                       --
                               ADAC LABORATORIES
                               -----------------
                             1992 STOCK OPTION PLAN
                             ----------------------



          The 1992 Stock Option Plan (the "Plan") of ADAC Laboratories, a California corporation (the "Company"), is hereby amended in the following respects:

          1. Section 3, entitled "Stock Subject to the Plan," is hereby amended to delete the first sentence and to add a new first sentence as follows:

               "Subject to the provisions of Section 11 and Section 4(b)(xi) below, the maximum aggregate number of shares that may be optioned and sold under the Plan is 3,801,000 shares of Common Stock."

This amendment reflects an increase in the number of authorized shares by 1,355,000 shares.

          2. Section 4(b), entitled "Administration of the Plan Powers of the Board," is hereby amended to add a new subparagraph (xi) as follows:

               "(xi) Notwithstanding the number of shares set forth in Section 3, the maximum aggregate number of shares subject to the Plan may be automatically increased by the Board, at its discretion and without shareholder approval, if the Board determines in connection with an acquisition of another business (whether by merger, consolidation or purchase of assets or otherwise) that it is necessary to grant a substantial number of new options to employees of, or persons holding options in, such acquired business to replace existing options, to grant new options to incentivize the employees or replace other equity rights previously granted to such persons by the acquired business. The amount of the additional number of shares to become subject to the Plan shall not exceed the number of new options granted in connection with such acquisition."

          3. Section 7, entitled "Term of Option," is hereby amended to delete the last sentence and to replace such sentence with a new sentence as follows:

               "The term of a Non-qualified Option shall be for a period of not to exceed ten (10) years from the date on which it is granted, as determined by the Board of Directors or the Committee."

          4. Section 11(d), entitled "Adjustments - Change in Control," is hereby deleted in its entirety and the following subsection 11(d) is substituted in its place as follows:

               "(d) Change in Control.
                    -----------------

                    "(i) Except and to the extent provided otherwise in, or limited by, employment, severance or similar written agreements between the Company and an Optionee, ten (10) days prior to a "Change in Control" (as defined below), all stock options which are then not exercisable shall immediately vest and become exercisable, regardless of the original vesting schedule. A "Change in Control" of the Company shall be deemed to have occurred if (a) any "person" or "group" (as defined in or pursuant to Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the voting power of the common stock outstanding which votes generally for the election of directors; (b) as a result of market or corporate transactions or shareholder action, the individuals who constitute the Board of Directors of the Company at the beginning of any period of 12 consecutive months (but commencing not earlier than July 1, 1995), plus any new directors whose election or nomination was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of such period of 12 consecutive months, cease for any reason during such period of 12 consecutive months to constitute at least two-thirds of the members of such Board; or (c) the Company sells, through merger, assignment or otherwise, in one or more transactions other than in the ordinary course of business, assets which provided at least 2/3 of the revenues or pre-tax net income of the Company and its subsidiaries on a consolidated basis during the most recently-completed fiscal year.

               "(ii) Notwithstanding paragraph (i) above, the following events shall not constitute a Change in Control: any acquisition of beneficial ownership pursuant to (a) a reclassification, however effected, of the Company's authorized common stock, or (b) a corporate reorganization involving the Company or any of its subsidiaries which does not result in a material change in the ultimate ownership by the shareholders of the Company (through their ownership of the Company or its successor resulting from the reorganization) of the assets of the Company and its subsidiaries, but only if such reclassification or reorganization has been approved by the Company's Board of Directors."

          5. Except as amended above, in all other respects the Plan is hereby ratified and confirmed. The above amendments shall be deemed effective and applicable to all future grants of options and all presently outstanding option grants under the terms of the Plan.

          6. The amendments to the Plan herein set forth have been approved by the Board of Directors on November 2, 1995 and approved by the shareholders on March 6, 1996, and are effective as of such later date.

                              By order of the Board of Directors:


                              By:/s/David L. Lowe
                                 -------------------------------
                                 David L. Lowe,
                                   Chairman of the Board

                                AMENDMENT NO. 6
                                ---------------
                                      TO
                                      --
                               ADAC LABORATORIES
                               -----------------
                            1992 STOCK OPTION PLAN
                            ----------------------
                             AMENDED AND RESTATED
                             --------------------



          The 1992 Stock Option Plan (the "Plan") of ADAC Laboratories, a California corporation (the "Company"), is hereby amended in the following respects:

          1.   STOCK SUBJECT TO THE PLAN.  Section 3, entitled "Stock Subject to
               -------------------------
the Plan," is hereby amended to delete the first sentence and to add a new first sentence as follows:

               "Subject to the provisions of Section 11 and Section 4(b)(xi) below, the maximum aggregate number of shares that may be optioned and sold under the Plan is 4,513,000 shares of Common Stock."

This amendment reflects an increase in the number of authorized shares by 712,000 shares.

          2.   SHAREHOLDER APPROVAL.  Section 17, entitled "Shareholder
               --------------------
Approval," is hereby amended and restated in its entirety as follows:

               "The Plan shall become effective when approved by the Board or an committee thereof having authority to do so and the shareholders of the Company."

          3.   EFFECTIVE DATE.  Except as amended above, in all other respects
               --------------
the Plan is hereby ratified and confirmed. The amendments to the Plan herein set forth have been approved by the Board of Directors on October 31, 1996 and the amendment to Section 3 has been approved by the shareholders on May 15, 1997. The amendment of Section 3 is effective as of October 31, 1996 and the amendment of Section 17 is effective as of May 15, 1997.

                              By Order of the Board of Directors:


                              By: /s/Karen L. Masterson
                                  --------------------------------
                                  Karen L. Masterson
                                    Secretary